Sony Ericsson
show me your Vringo
Vringo™
show me your Vringo
Vringo
htc
show me your Vringo
Vringo™

Rodman & Renshaw Annual Global Investment Conference September 13, 2010 Investor Presentation Exhibit 99.1

- Page 2 -
Safe Harbor Statement
This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended.
All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, including, without limitation, the outlook for general industry conditions, future operating results, capital expenditures, expansion and growth opportunities, financing activities and other such matters, are forward-looking statements.
Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ from those projected in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the Company’s Registration Statement on Form S-1 and its
periodic reports filed with the United States Securities and Exchange Commission (“SEC”).
Vringo expressly disclaims any obligations or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Vringo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

- Page 3 -
Vringo: Synonym for Video Ringtones
•
We provide a comprehensive platform of video ringtones for mobile phones
•
Software allows users to create, download and share mobile entertainment content
•
WAP and Web sites encompass robust content integration and distribution systems
•
200+ Vringo-enabled handsets (Windows, BlackBerry, Android, Symbian, J2ME)
•
Library of over 5,000 video ringtones
•
23 patents pending for software platform and mobile applications (one patent issued)
•
Present on major app stores (Nokia’s Ovi; coming to Verizon’s Android App Store)
•
Pre-linked on Sony Ericsson handsets (SE Walkman)
•
Founded in 2006
•
35 Employees
•
Headquarters located in New York
•
Sales office in Oxford (UK)
•
R&D based out of Israel
•
Strong early stage investors
•
Angel round of $2.4 M in 2006
•
Warburg Pincus invested $12 M in 2007
•
Bridge round of $3.0 M in Dec. 2009
•
IPO in June 2010 raised $11 M with Maxim, Ladenburg, and Chardan

- Page 4 -
Established and Well
Seasoned Management
•
Strong management team and BOD with experience in the
U.S. financial markets
•
Track record of creating, running, investing and exiting
successful technology companies
Nascent and Fast Growing
Markets
•
Only 17.6 M viewed mobile video in the US in Q4 2009
(1)
•
4.6 B global mobile subscribers
(2)
•
534 M global mobile video subscribers by 2014
(3)(5)
•
$25 B mobile application market by 2014
(4)(6)
•
$29 B mobile content market by 2012
(3)
Strong Platform for Growth
•
Scalable business model
•
Major contracts signed with international mobile carriers
and content providers
•
Largest video ringtone library in the world (over 5,000 titles)
Investment Highlights
(1) Nielsen/New York Times
(2) United Nations estimate
(3) Multimedia Intelligence
(4) Juniper Research
(5) Not a projection for Vringo subscribers
(6) Not a projection for Vringo market size

Vringo-Orange Announcement – Breakthrough in Europe

everything everywhere™

T · · Mobile · · ·

orange™

Vringo

- Page 5 -
Deal with Everything Everywhere Ltd.; UK’s largest mobile company to launch Vringo together in the UK market
Everything Everywhere operates both Orange (UK) and T-Mobile (UK) with combined total of over 30 M subscribers, and is owned by France Telecom and Deutsche Telekom
First will launch with Orange (UK)
subscribers in Q4
Working hard to ensure top notch content
for this critical launch
STAY TUNED--NEWS TO FOLLOW

- Page 6 -
Importance of Orange Launch
•
First major launch in the strategic European market
•
UK is a vibrant and active mobile content and application
market
•
Vringo has until now focused on proving its business
model in smaller, less developed markets
•
Terms: Orange branded service, revenue split, zero rating
for data, promotion of service on Orange properties
STAY TUNED--NEWS TO FOLLOW

- Page 7 -
Starting in North America---with Verizon and Android
Vringo has been approved to launch on the Verizon
Android App Store in Q4
Verizon has sold the most Android phones
in North America
Verizon has 90 M subscribers and has a culture of app
promotion and usage among subscribers
Android has now overtaken iPhone in North American
unit shipments according to Gartner  Aug 12, 2010  Business Week
STAY TUNED--NEWS TO FOLLOW

- Page 8 -
Time for T-Pain……
Vringo launching new
application for iPhone and
Android with T-Pain in Q4
T-Pain’s earlier iPhone app “I
am T-Pain” became one of
the most popular music apps
of all time selling 1.5 M
copies
STAY TUNED--NEWS TO FOLLOW

- Page 9 -
“One of Israel’s leading venture  capitalists”
(Washington Post)
Founder of Israel Seed Partners, managing
$260 M in 4 funds-exits include:
•
Shopping.com (acquired by eBay Inc.)
for $640 M
•
Answers Corp. (NasdaqCM: ANSW)
•
Native Networks (acquired by Alcatel
(NYSE: ALA))
•
Compugen (Nasdaq: CGEN)
•
Xacct Technologies (acquired by Amdocs
Ltd. (NYSE: DOX))
•
Business Layers (acquired by CA, Inc.
(NasdaqGS: CA))
•
Cyota (acquired by RSA/CA NasdaqGS:
CA)
Manager of several startups  with exits
including:
•
MERET (acquired by Amoco/BP)
•
Accent (Nasdaq: ACNTF)
Seasoned Management & Governance
Jon Medved
Founder & CEO, Board member
David Goldfarb
CTO
Formerly
Degel Software
David Corre
VP Finance
Formerly
Siemens
Dov Frohlich
COO
Formerly
NMS Communications
Haim Cohen-Mintz
VP Europe
Formerly
Neustar
Josh Wolff
VP Services & Solutions
Formerly
NMS Communications
Andrew Perlman
President and Board member
Formerly
EMI Music

- Page 10 -
Was Founder, Chairman and CEO of
the Beanstalk Group, the world’s
largest independent licensing
agency, now part of the Omnicom
Group. Served leading Brands such
as:
•
AT&T
•
IBM
•
Harley Davidson
•
Unilever
•
Ford Motor Company
Vringo Board of Directors
Seth (“Yossi”) Siegel
Chairman of the Board
Several time LIMA and Clio award
winner
Marketing and brand commentary
appears in the NY Times, BrandWeek,
Wall Street Journal, etc.
Ralph Simon
Board Member
Chairman Emeritus
Founder MEF - Americas
Founder and CEO
Relegance, sold to AOL
Edo Segal
Board Member
Jon Medved
CEO and Board member
Formerly
Founder and GP Israel Seed
Phil Serlin
Board Member
Chairman, Audit Committee
CFO BiolineRX
Formerly Coopers, SEC
Gary Ginsberg
Board Member
Executive VP, Time Warner,
Formerly NewsCorp Board
Andrew Perlman
President and Board member
Formerly
SVP, EMI Music

- Page 11 -
•
Mobile video has arrived
•
Mobile video data usage is expected to grow at a 131% CAGR from 2009 - 2014
(1)
•
534 M global mobile video subscribers by 2014
(2)
•
Five-fold increase since 2008
•
$16 B in revenues projected in the US
(2)
•
Mobile social networking is growing exponentially
•
Facebook and Twitter at the forefront of the phenomenon
•
Growing mobile social networking and user-generated content revenue
•
$1.8 B in 2008 to $11.8 B in 2013
(3)
•
Approximately 1 out of every 8 people world-wide has used a digital social network
(4)
•
User generated content continues to grow
•
YouTube revolution
•
Advances in technology that facilitate the creation of user-generated content
•
Rise of smart phones
•
Global Smartphone shipments experienced 50% growth YOY  in Q1 2010
(5)
•
Increased bandwidth enables rich media transfer across many devices
•
Apps everywhere…with Android growing % of market share by 150% in Q4 2009
(6)
•
Global 3G penetration expected to exceed 20% by the end of 2010
(4)
Vringo in Middle of Rapidly Growing Markets and Trends
(1)
Cisco Visual Networking Index:  Global Mobile Data Traffic Forecast Update, 2009-2014, 2/10
(2)
Pyramid Research
(3)
Juniper Research
(4)
Morgan Stanley’s Internet Trends, 04/10; comScore  Global, 12/09
(5)
Strategy Analytics
(6)
Comscore

- Page 12 -
Ring Tone Market-Ready for Vringo’s Innovation
•
Ringtone business was created in 1997
•
Further developed in 2002 with the creation of truetone and mastertone
•
Ringback tone was created in 2004
•
$4.7 B ringback tone market by 2012
(1)
•
3x growth from 2008
•
More than one-third of mobile users download ringtones from various sources
(1)
•
40% of such users frequently change their ringtones
•
Ringtone business has seen little innovation since 2004
•
Market ready for next evolution of products and services
(1) Ipsos MediaCT

- Page 13 -
1. Justin logs onto
Vringo.com on his
PC/mobile or browses
through his Vringo
application for a new clip
3. Vringo server is updated
immediately
4. Justin’s new Vringo is
automatically sent to
all of Justin’s buddies
5. New Vringo is cached on
handsets, ready to be played
whenever Justin calls
Justin
HTTP
TCP/IP
Vringo server
Vringo clients
Vringo.com
Vringo Mobile App
HTTP
2. Justin picks out a
Rolling Stones clip and
makes it his phone’s
ringtone
Getting a New Vringo Onto a Phone

O RLY?
Your personal video ringtone can be pushed to a buddy's phone
Calling

- Page 14 -
Special Features Supported by Vringo Technology
VringForward™
Mobile Video Voting
Rewards
Context-Appropriate
Advertising
• Decide what ringtone
friends see when you
call them
• Get video ringtones as
rewards for voting on
contest shows
• Receive relevant
commercial messages
(post-, pre-roll, post-
call)
Brought to you by
Your Favorite Brand
Thanks for
voting! Get
an exclusive
video clip at:
http://URL
Vote!!!

- Page 15 -
Future of Mobile Personalization
audio
ring
tone
audio
ring back
tone
video
ringtone
Audio
ringtone
market
today
Phone
capabilities
Vringo’s
market
video
ringback/
ring
forward
Better user
experience
New revenue
opportunities
social
personal-
ization
tools

11:35
Incoming call
SPIDER-MAN
'67 COLLECTION
Sara
Mobile
054-769-5456
Vringo
T··Mobile·

Vringo
THE VRINGO ANIMATION CHANNEL
GET A NEW ANIMATED RINGTONE ONCE A WEEK
TO THE HIPPEST UNDERGROUND CARTOONS.

Vringo studio
Vringo.com
MADONNA
HARD CANDY
ANIME

PLUG
SONNERIES VIDEO POUR VOTRE GSM, PARTAGEZ-LES AVEC VOS AMIS
Vringo
your Vringo plays on your buddy's screen

Vringo

- Page 16 -
Four Product Platform Components
Mobile application Channels - automatic content delivery
Custom store fronts Studio - online ringtone editor
• Customer store front
• Viral marketing engine
• 300+ handsets
• Java, Blackberry, Windows Mobile,
Android, Symbian
• Opportunity exists to sell premium
content bundles based on the core
application
• World’s first Web-based
video ringtone editor
• Can be customized for
partners (e.g., Marvel)
• Video ringtones have a
shorter shelf life
• Customers can
subscribe to automatic
content refreshes
• Customizable
web/mobile store front
• TV networks, retailers,
political campaigns, live
events
• Opportunity exists to
set up advertising-
supported storefronts –
“free” to consumers
Indicative
example

- Page 17 - World’s Largest Video Ringtone Library 5,000+ video clips orange
verizon
avea
RTL GROUP
MTS
etisalat
maxis

Vringo

- Page 18 -
Signed Revenue Deals: Initial Basis for Growth
Markets in which we have launched or will launch our service have several hundred million mobile subscribers
(1)
Currently in discussions with several other carriers pursuing additional agreements over the next 12 - 24 months
(1) Source: United Nations

- Page 19 -
Simple, Scalable Business Model
Target: $6 - $12 per user per year for
Net Vringo ARPU
Premium: $1-3 per clip
Monthly user subscription
User
Vringo
Operator
$1.0 - $3.0
No data
traffic
charges
$0.3*-$1.5
$0.6 - $2.0
X
Operator penetration
Target
Modeling assumptions
4-6%
Current audio RBT
1-2%**
~15%
* Effective revenue of $0.15 per subscriber - net of uncollected subscription fees
** Penetration of addressable market within 1 year of new
market launch

- Page 20 -
5 Launches So Far…
Name of Operator/Partner Launch Date Operator
Subscribers (M)
Growth Potential
MTS Group/Vivacell
(Armenia)
July 2009 2 Part of MTS Group which has 100 M subs
Maxis (Malaysia) October 2009 11.4 Largest operator in Malaysia
Avea (Turkey) November 2009 12.1 Third largest operator in Turkey; subsequently replaced by agreement with Retromedya
Etisalat (UAE) March 2010 7.3 Group includes 16 countries, 94 M global subs
RTL (Belgium) May 2010 11 Launching via TV ads, etc. on all 3 major carriers
Verizon (US) Pending: 4Q 10 > 92 Initial launch for Blackberry & Android phones
Everything Everywhere Ltd.
(Orange (UK) / T-Mobile (UK))
Pending: 4Q 10 > 30 UK’s biggest communications company
jointly-owned by Deutsche and France Telecom
• 2 Pending Launches will Grow Addressable Market by 3X

35000
30000
25000
20000
15000
10000
5000
0
H1 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
transactions
users

- Page 21 -
Promising Results: Carrier #1
•
Since service launch with mid-tier carrier, user acquisitions have grown
•
3x per quarter and transactions have expanded at 4x per quarter
•
70% conversion to paid subs after free trial period
•
Opt-out rates of less than 5%

50000
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
total users
total transactions
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10

Vringo

- Page 22 -
User Growth: Carrier #2
•
Since launch in 2009, new registrations have grown steadily
•
Over 40 K registrations in 6 months
•
Carrier reports Vringo is among its fastest growing paid services

HITS
Video ringtones
from Melody Entertainment and Vringo.
Your ringtone will never
LOOK the same.
I WANT VIDEO
RINGTONES!
Vringo

HOTLINK
Vringo
FOR MAXIS
USERS
VRINGO.
YOUR RINGTONE WILL NEVER
LOOK THE SAME.

DES CENTAINES
DE VOS ÉMISSIONS
ET FILMS PRÉFÉRÉS
DE RTL...
MAINTENANT,
VOTRE SONNERIE
VIDÉO!
PLUG RTL
Vringo

GET VIDEO
RINGTONES!
HOTLINK
Vringo

Videolu zil
sesi simdi al
Vringo
avea

النغمة الأكثر طرافة
ب بحر Vringo

Say hello to
Vringo.

VIDEO RINGTONES BY VRINGO.
YOUR RINGTONE NEVER
LOOKED THIS GOOD!
HOTLINK
Vringo

- Page 23 - Marketing the Service: Sample Collateral

mipcom
The world's audiovisual content market

GSMA GLOBAL MOBILE AWARDS 2008

Mobile Excellence Awards

Sony Ericsson Content Awards Special Award 2007

show me your Vringo
Vringo™

RED HERRING 100 WINNER EUROPE

08
AO Media 100
— WINNER —

SAMSUNG

gtb GLOBAL TELECOMS BUSINESS innovation awards 2009

Vringo

Consistently Winning Industry Awards
Best mobile service for social community
and user generated content
- October 2007
Best use of phone functionality
- December 2007
Always On Top 100 Media winner
- January 2008
Best mobile social networking service, 2
place
- January 2008
Finalist
- March 2008
Best mobile community/fan content
- November 2008
Winner Red Herring 100
- April 2009
Best ringtone innovation
- June 2008
- Page 24 -
nd

USA TODAY

WIRED

c|net

BusinessWeek

THE WALL STREET JOURNAL

CNBC

The New York Times

Vringo

- Page 25 -
Major Outlet Media Coverage
“offers an eyeful…has to be seen to be
believed”
“Vringo has something that others lack…the
caller has the power”
“the next level ringtone…this company’s fun
and unusual product is just getting better
and better”
“every call thus becomes an opportunity to
share content and to establish
identity…Vringo has a head start over
competitors”
“the service aims to tap consumer’s
obsession with creating their own content”
“the next big thing in ringtones…soon
everyone could have a Vringo, a
personalized video ringtone”
“Next big thing in the ringtone wave”

- Page 26 -
•
Growing our business in the countries where we have launched
• Continue to grow organically in each, driving subscription revenue
• Adding new customer acquisition techniques, such as:
•
Voting, USSD, advertising
• Add additional carriers in the territory
• Rolling out new countries and partners
• Continuous development of a rich pipeline
• Add 2-3 territories/partners per quarter
• Migration to wealthier markets
• Bring new monetization models into play
• Advertising-based Vringo will become important
• App stores and content bundles
• Leverage carrier relationships for new services
Three Drivers of Growth

- Page 27 -
Multiple Waves of Growth Via New Operators
TWO
discussions
THREE
signed
FOUR
engaged
FIVE
upside
5
One country of
a multi-country
operator
Operators
Geographical
Focus
6
Other countries
in the same
group/other
operators in
same country
11
Leading
South Asian
operator
aggregator
(Hungama)
10
EU, NA, and
APAC operators
~ 20
44 M 150 M
440 M
200  M
~ 800 M
The rest
4.6 B
mobile
subscribers
+ + + =
Operator
Subscriber
Base
Driving to Quarterly
Breakeven by end 2011
+
+ +
ONE
deployment

- Page 28 -
2Q 2010 Operational Summary
•
Successfully completed U.S. initial public offering raising $11M in gross proceeds. Issued 2,392,000 units (1 share common, 2 warrants) at IPO offering price of $4.60 per unit.
•
Units separated July 27 into common (VRNG) and warrants (VRNG-W)
•
Second quarter revenues of $44,000 compared to $0 in the second quarter of
2009
•
Finished quarter with $9.7 million of cash on hand
•
Number of commercial subscribers increased to 66,000
•
61% sequential increase from previous quarter
•
Signed partnership with T-Pain for new app anticipated to launch in 4Q 2010
•
Announced intent to offer Vringo on Verizon Android App Store

Recent Vringo News
•
Issuance of first patent -- U.S. Patent No. 7,761,816
(Application No. 11/544,938) -- 7/20/10
•
Launch broadcast marketing campaign with RTL Belgium
(division of Bertelsmann) with new exclusive content from
Nouvelle Star, Twilight, Desperate Housewives
(www.myvringo.be)
•
Retromedya agreement to expand Vringo’s billing coverage
in the Turkish mobile market making Vringo available to
substantially all 64 million Turkish mobile subscribers
•
FusionSports Marketing Group exclusive content from
clients including: Ray Lewis; Derrick Johnson; Donnie Avery;
Rashard Lewis; Doc Patton; Kenny “The Jet” Smith;
Marshevet Myers
- Page 29 -

everything everywhere™

T · · ·Mobile· · ·

orange™

Vringo

- Page 30 -
Deal with Everything Everywhere Ltd.; UK’s largest mobile company to launch Vringo together in the UK market
Everything Everywhere operates both Orange (UK) and T-Mobile (UK) with combined total of over 30 M subscribers, and is owned by France Telecom and Deutsche Telekom
First will launch with Orange (UK)
subscribers in Q4
Working hard to ensure top notch content
for this critical launch
Vringo-Orange Announcement – Breakthrough in Europe

- Page 31 -
Importance of Orange Launch
•
First major launch in the strategic European market
•
UK is a vibrant and active mobile content and
application market
•
Vringo has until now focused on proving its business
model in smaller, less developed markets
•
Terms: Orange branded service, revenue split, zero
rating for data, promotion of service on Orange
properties

Starting in North America---with Verizon and Android
Vringo has been approved to launch on the Verizon
Android App Store in Q4
Verizon has sold the most Android phones
in North America
Verizon has 90 M subscribers and has a culture of app
promotion and usage among subscribers
Android has now overtaken iPhone in North American
unit shipments according to Gartner  Aug 12, 2010  Business Week
- Page 32 -

Time for T-Pain……
Vringo launching new
application for iPhone and
Android with T-Pain in Q4
T-Pain’s earlier iPhone app “I
am T-Pain” became one of
the most popular music apps
of all time selling 1.5 M
copies
- Page 33 -

- Page 34 -
Strong Financial Position to Finance Growth
Cash and cash equivalents 9,692 744
Total current assets 9,847 3,518
Total assets 10,105 3,789
Total current liabilities 2,320 3,649
Total long-term liabilities 5,168 4550
Total stockholders’ equity 2,617 (16,378)
Total liabilities and stockholders’ equity 10,105 3,789
June 30,
2010
December 31,
2009
($ 000)
(Unaudited)
(Audited)

- Page 35 -
Company Snapshot
Stock Exchange/Ticker: NYSE Amex: VRNG
VRNG Recent Price (9/8/10): $1.25
Shares Outstanding: (6/30/10) 5.1 M
Market Cap: $6.4 M
2Q10 Revenue / Sequential growth rate: $44 K / 47%
In-the-money warrants (6/30/10) 482,346
Out-of-the-money warrants (6/30/10) 7.7 M
2Q 10 Net Income (Loss): ($4.6 M)
Granted stock options 3.1 M
Total Liabilities (6/30/10): $7.5 M
Director and Officer Ownership: 8.7%
Warrant Exchange/Ticker: NYSE Amex: VRNG-W
VRNG-W Recent Price (9/8/10): $0.25
VRNG-W exercise price & expiration $5.06; 6/21/15

- Page 36 -
Investment Highlights
Established and Well
Seasoned Management
•
Strong management team and BOD with experience in the
U.S. financial markets
•
Track record of creating, running, investing and exiting
successful technology companies
Nascent and Fast Growing
Markets
•
Only 17.6 M viewed mobile video in the US in Q4 2009
(1)
•
4.6 B global mobile subscribers
(2)
•
534 M global mobile video subscribers by 2014
(3)
•
$25 B mobile application market by 2014
(4)
•
$29 B mobile content market by 2012
(3)
Strong Platform for Growth
•
Scalable business model
•
Major contracts signed with international mobile carriers
and content providers
•
Largest video ringtone library in the world (over 5,000 titles)
(1) Neilsen/New York Times
(2) United Nations
(3) Multimedia Intelligence
(4) Juniper Research

Rodman & Renshaw Annual Global Investment Conference September 13, 2010 Investor Presentation